United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Semiannual Report

June 30, 2012

Top Ten Holdings (as of June 30, 2012)

Company	Market Value	Percentage of Equity Portfolio

Berkshire Hathaway Inc.	$1,416,610	6.0%

Automatic Data Processing, Inc.	$1,335,840	5.6%

Sigma-Aldrich Corp.	$1,182,880	5.0%

Stryker Corp.	$1,102,000	4.7%

Best Buy Co., Inc.	$1,089,920	4.6%

Hillenbrand, Inc.	$1,047,660	4.4%

Emerson Electric Co.	$1,024,760	4.3%

The Chubb Corporation	$1,019,480	4.3%

Procter & Gamble Co.	$980,000	4.1%

Paychex, Inc.	$973,710	4.1%

Fellow Shareholders,

For the first six months of 2012 our Fund’s net asset value (NAV) increased 6.5%, putting it behind our benchmark (S&P 500 total return) which had a 9.5% return.

In the first six months of 2012, we pared back a number of positions, including selling all of our Home Depot, Pfizer, General Electric, Guggenheim Enhanced Equity Strategy Fund and Federated Investors positions.  At attractive prices, we felt that the risk involved with holding them was too high versus the potential return.  As share prices rose early in 2012, our margin of safety, in continuing to own these securities, substantially declined.  So, we sold and took cash.

Interest Rates

Low interest rates continue to affect the stock market.  The US Federal Reserve (“Fed”) continues to hold interest rates low to promote economic growth.  Low interest rates encourage economic growth in the short-term, providing businesses and families with low-cost loans.  The Fed effectively subsidizes the cost to borrow money.  However, these low interest rates are only offered on a temporary basis while the Fed subsidizes.

The current interest rate for a 10-year Treasury is approximately 1.5%, much lower than its historic yield.  (In fact, with inflation running at 1.7%, the real return is negative!)  The temporary nature of the current rate is very important.  When rates rise, borrowing costs will rise, possibly quickly.

With some frequency, companies take on too much short-term debt at temporarily low market interest rates, and then suffer from higher costs as rates rise.  No one can predict how soon (or how high) interest rates may rise, and, inevitably, problems with this strategy develop.  Loans look good at 1.5% but are going to be a lot less attractive as rates return to 5%, 6% or more.   Many companies take on debt that they are unable to pay off.  When that debt is due, they have to replace it with a new debt, prevailing interest rates.  With current interest rates at record lows, the safe bet is that future loans will be more costly than current ones.

We avoid the risk noted above by primarily investing in companies with low debt levels.  As a result, we don’t worry about higher interest rates.  Indeed, a number of portfolio companies will actually benefit from higher rates.  Automatic Data Processing, Paychex, and Berkshire Hathaway will each make more money from their float as interest rates return to historic norms.

We love hearing from our shareholders, subject to our established ground rules.   We can’t (and won’t) discuss any security that we’ve bought or sold but haven’t yet publicly disclosed, nor any security that we’re thinking about buying or selling.   Subject to that broad limitation, we’re happy to entertain any appropriate question or comment.

	/s/ Luke E. Sims	/s/ David C. Sims

	Luke E. Sims	David C. Sims
	(C) 414/530-5680	(O) 414/765-1107
	E-mail: luke@simscapital.com	E-mail: dave@simscapital.com

July 17, 2012

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2012 (unaudited)

Assets

Common stock--at market value (cost $13,479,658)	$18,588,368
Cash and cash-equivalents	5,054,798
Short-term interest receivable	56
Dividends receivable	36,725
Prepaid fees	13,721
		$23,693,668
Liabilities

Accounts payable	$2,450
Accrued expenses	13,338
		$15,788

Total net assets		$23,677,880

Shareholders' Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 3,125,124 shares	$3,125
Paid-in capital	17,312,453
Undistributed net investment income	112,492
Undistributed capital gains/(losses)	1,141,100
Unrealized appreciation on investments	5,108,710

Shareholders' equity		$23,677,880

Net asset value per share		$7.58

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2012 (unaudited)

Investment Income

Dividends	$239,171
Interest	279
Total investment income		$239,450

Expenses

Advisory fees	$86,816
Legal fees	2,619
Insurance	5,902
Transfer agent	17,402
Directors’ fees and expenses	22,500
Custodian fees	3,750
Listing fee	7,377
Other fees and expenses	7,291
Total expenses		$153,657

Net investment income			$85,793

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$6,030,754
Less: cost of investment securities sold	4,889,654
Net realized gain on investments		$1,141,100

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$5,108,710
Less: unrealized appreciation at beginning of period	4,900,901
Net change in unrealized appreciation on investments		$207,809
Net realized gain and unrealized appreciation on investments			$1,348,909

Net increase (decrease) from operations			$1,434,702

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended	Six Months Ended
	December 31, 2011	June 30, 2012
		(unaudited)
From Operations:

Net investment income	$281,423	$85,793
Net realized gain on investments	2,858,551	1,141,100
Net change in unrealized appreciation on investments	(2,068,829)	207,809

Net increase (decrease) from operations	$1,071,145	$1,434,702

Distributions to Shareholders from:

Net investment income	(265,646)	--
Net realized gain from investment transactions	(2,858,551)	--

Total distributions	$(3,124,197)	--

From Capital Stock Transactions:

Dividend reinvestment	1,064,358	--
Cash purchases
Net increase from capital stock transactions	--	--
Increase (decrease) in net assets	$1,064,358	--

Total Net Assets:

Beginning of year	$23,231,872	$22,243,178
End of period (including undistributed net investment income of $26,699 and $112,492)	22,243,178	23,677,880

Shares:
Shares issued to shareholders under the Dividend Reinvestment and Cash Purchase Plan	149,698	--

Shares at beginning of year	2,975,426	3,125,124
Shares at end of period	3,125,124	3,125,124

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2007	2008	2009	2010	2011	June 30, 2012
						(unaudited)
Net asset value at beginning of year	$9.55	$8.48	$5.73	$7.06	$7.81	$7.12

Net investment income	$0.07	$0.05	$0.05	$0.08	$0.09	$0.03
Net realized gain and unrealized appreciation (loss) on investments	$(0.26)	$(2.45)	$1.33	$0.95	$0.27	$0.43

Total from investment operations	$(0.19)	$(2.40)	$1.38	$1.03	$0.36	$0.46

Distribution from:
Net investment income	$(0.08)	$(0.05)	$(0.05)	$(0.08)	$(0.09)	-
Realized gains	$(0.80)	$(0.30)	$(0.00)	$(0.20)	$(0.96)	-
Total distributions	$(0.88)	$(0.35)	$(0.05)	$(0.28)	$(1.05)	-

Net asset value at end of period	$8.48	$5.73	$7.06	$7.81	$7.12	$7.58

Per share market price, end of period last traded price (A)	$8.30	$5.00	$6.39	$6.62	$7.00	$6.40

Total Investment Return (B):

Based on market value:
1 Year (annualized)	12%	(34%)	29%	8%	21%	4%
5 Year	5%	(4%)	2%	1%	4%	(1%)
10 Year	3%	2%	4%	2%	4%	2%
From inception	11%	7%	8%	8%	8%	8%

Based on net asset value
1 Year (annualized)	(2%)	(28%)	24%	15%	5%	2%
5 Year	8%	(3%)	0%	3%	1%	2%
10 Year	7%	1%	3%	2%	3%	4%
From inception	11%	8%	8%	9%	8%	9%
Net assets, end of period (000s omitted)	$24,991	$17,052	$21,004	$23,232	$22,237	$23,678
Ratios to average net assets (annualized):
Ratio of expenses to average net assets	1.64%	1.69%	1.67%	1.52%	1.42%	1.31%

Ratio of net investment income to average net assets	0.81%	0.74%	0.84%	1.09%	1.14%	0.73%

Portfolio turnover (annualized)	16%	37%	37%	62%	25%	19%
Average commission paid per share	$0.02	$0.01	$0.01	$0.01	$0.01	$0.01

(A)	If there was no sale on the valuation date, the bid price for each such date is shown.
(B)	Sims Capital Management LLC became the investment advisor to the Fund on June 1, 2007.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2012) (unaudited)

Common Stock (78.5% of total investments)			LEVEL ONE	Percent of Total Investments
Industry	Shares	Cost	Market Value
Consumer
Colgate-Palmolive Co.	6,000	$72,938	$624,600
PepsiCo, Inc.	10,000	168,296	706,600
Procter & Gamble Co.	16,000	957,959	980,000
			$2,311,200	(9.8%)
Data Processing
Automatic Data Processing, Inc.	24,000	877,946	1,335,840
Paychex, Inc.	31,000	797,952	973,710
			$2,309,550	(9.8%)
Drug/Medical Device
Abbott Laboratories Inc.	15,000	738,297	967,050
Johnson & Johnson	12,500	484,536	844,500
Stryker Corp.	20,000	95,500	1,102,000
			$2,913,550	(12.3%)
Industrial
Emerson Electric Co.	22,000	990,207	1,024,760
Hillenbrand, Inc.	57,000	1,109,325	1,047,660
Illinois Tool Works Inc.	17,000	786,916	899,130
Sigma-Aldrich Corp.	16,000	498,184	1,182,880
Waters Corp.*	6,000	302,341	476,820
			$4,631,250	(19.6%)
Mutual Fund Managers
Eaton Vance Corp.	34,000	801,121	916,300
Franklin Resources, Inc.	4,500	427,398	499,455
			$1,415,755	(6.0%)
Insurance
Berkshire Hathaway Inc.*	17,000	1,303,475	1,416,610
The Chubb Corporation	14,000	715,049	1,019,480
			$2,436,090	(10.3%)
Retail/Distribution
Best Buy Co., Inc.	52,000	1,393,228	1,089,920
Sysco Corp.	27,000	309,199	804,870
			$1,894,790	(8.0%)
Closed-end Funds
Diamond Hill Financial Trends Fund, Inc.	66,619	649,792	676,183
			$676,183	(2.9%)

Total common stock investments			$18,588,368

Cash and cash equivalents (21.5% of total investments)			5,105,300

Total investments			$23,693,668

All other assets less liabilities			(15,788)

Total net assets			$23,677,880

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the Notes to the Financial Statements:

Dividends and distributions—Dividends from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.

Investments—Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes.  If no such price is available on the valuation date, the Board of Directors has determined that the most recent market price be used.  The Fund uses the amortized cost method to determine the carrying value of short-term debt obligations.  Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value.  Any discount or premium is amortized from the date of acquisition to maturity.  Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of portfolio investments as of June 30, 2012:

Gross unrealized appreciation		$5,512,192
Gross unrealized depreciation		(403,482)
Net unrealized appreciation		$5,108,710

Federal income tax basis	$13,479,658

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory Agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million. The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million. Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor. Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors. SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares. David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer and Secretary owns the remaining 50% of SCM.

Custodian—Bank of America Corporation serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, Bank of America receives fees and compensation of expenses for services provided including, but not limited to, a monthly account fee.

Transfer Agent—American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent pursuant to custody agreements. AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“Plan” or “DRIP”) which allows shareholders to reinvest cash dividends and make cash contributions. Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants. Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market. A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Distributions to Shareholders.

No distributions to shareholders were made in the first half of 2012.

(6)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the six-month period ended June 30, 2012, were $6,030,754 and $2,233,509, respectively.

(7)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

2012 Annual Shareholder Meeting

The Fund’s 2012 annual meeting of shareholders (“Annual Meeting”) was held on April 19, 2012, for the following purposes:

1.	To elect a Board of seven (7) Directors.

2.	To ratify the selection of Plante & Moran, PLLC as the independent registered public accountants of the Fund for the calendar year ending December 31, 2012.

The following directors were elected under Proposal 1: Robert M. Bilkie, Jr., Phillip J. Hanrahan, Carl A. Holth, Peggy L. Schmeltz, Luke E. Sims, Donald G. Tyler, and Neal F. Zalenko.  Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public accountants for the 2012 calendar year.

Tabulation Report
Proposal 1 – Election of Directors

	For	Withheld
Robert M. Bilkie, Jr.	1,817,684	87,583
Phillip J. Hanrahan	1,810,009	95,257
Carl A. Holth	1,813,893	91,374
Peggy L. Schmeltz	1,857,343	47,924
Luke E. Sims	1,821,057	84,209
Donald G. Tyler	1,846,386	58,880
Neal F. Zalenko	1,818,972	86,295

Proposal 2 –  Ratification of Plante & Moran, PLLC

For	Against	Abstain	Withheld
1,860,301	21,554	23,410	0

Total shares issued and outstanding on record date: 3,125,124

Compensation.

The following tables set forth the aggregate compensation paid to all Fund directors for the period ended June 30, 2012.  Directors who are not “interested persons” of the Fund receive an annual retainer of $7,000 a year, paid in equal quarterly installments, and directors attending Board committee meetings are paid $500 for each meeting.  Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims, who is deemed to be an “interested person” of the Fund, is not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, and Secretary.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

The Fund is not part of a family of investment companies.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors
Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors
Robert M. Bilkie, Jr., Director	$3,500	None	None	$3,500

Phillip J. Hanrahan Director	$4,000	None	None	$4,000

Carl A. Holth, Director	$4,000	None	None	$4,000

Peggy L. Schmeltz, Director	$3,500	None	None	$3,500

Donald G. Tyler, Director	$3,500	None	None	$3,500

Neal F. Zalenko, Director	$4,000	None	None	$4,000

Board of Directors

Robert M. Bilkie, Jr.	Carl A. Holth	Phillip J. Hanrahan
Chairman of the Board	Director	Director
Southfield, MI	Clinton Twp., MI	Whitefish Bay, WI

Peggy L. Schmeltz	Luke E. Sims	Donald G. Tyler
Director	President & Chief Executive Officer	Director
Bowling Green, OH	Milwaukee, WI	Shorewood, WI

Neal F. Zalenko
Director
Birmingham, MI

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE MKT.

Fund Stock Repurchases.   The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.
Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, 2012, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2012).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q.   You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.  The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 5, 2011 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Director Luke E. Sims abstaining).  The Board determined that SCM’s performance should be reviewed on an approximate five-year time horizon, and that it was too soon to use performance as a criterion, though the Board was pleased that the Fund’s had outperformed the S&P 500 (total return) index during SCM’s tenure as investment advisor.  The Board reviewed other factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economies of scale that may be realized as the Fund grows, whether fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  Overall, the Board remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund (Eagle Capital Growth Fund, Inc.) at 225 East Mason Street, Suite 802, Milwaukee, WI 53202, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties. A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for the semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for the semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for the semi-annual report.

ITEM 6.	INVESTMENTS.

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not required for the semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not required for the semi-annual report.

(b)	There have been no changes to the Fund’s Portfolio Managers.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)           The Fund’s principal executive office and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) within 90 days of this filing and have concluded, based on such evaluation, that the Fund’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the Fund in this Form N-CSRS was recorded, organized, and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes to the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Fund’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(A)(1)  Not applicable.

(A)(2)(i)  Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii)  Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.